Dreyfus

Connecticut Intermediate Municipal Bond Fund

SEMIANNUAL REPORT September 30, 2000

(reg.tm)





The views expressed herein are current to the date of this report. These views and the composition of the fund's portfolio are subject to change at any time based on market and other conditions.

           * Not FDIC-Insured * Not Bank-Guaranteed * May Lose Value


                                 Contents

                                 THE FUND
--------------------------------------------------

                             2   Letter from the President

                             3   Discussion of Fund Performance

                             6   Statement of Investments

                            11   Statement of Assets and Liabilities

                            12   Statement of Operations

                            13   Statement of Changes in Net Assets

                            14   Financial Highlights

                            15   Notes to Financial Statements

                                 FOR MORE INFORMATION
---------------------------------------------------------------------------

                                 Back Cover

                                                                       The Fund

                                                            Dreyfus Connecticut

                                               Intermediate Municipal Bond Fund

LETTER FROM THE PRESIDENT

We are pleased to present this semiannual report for Dreyfus Connecticut Intermediate Municipal Bond Fund, covering the six-month period from April 1, 2000 through September 30, 2000. Inside, you'll find valuable information about how the fund was managed during the reporting period, including a discussion with the fund's portfolio manager, Samuel Weinstock.

Despite some modest fluctuations because of changing economic conditions, municipal bond prices rose modestly over the past six months with a rally in the municipal bond market. Most sectors of the municipal bond market have also benefited from slowing economic growth as well. Additionally, the moderating effects of the Federal Reserve Board's (the "Fed") interest-rate hikes during the first half of 2000 helped the Fed to achieve its goal of slowing the U.S. economy. Other factors such as higher energy prices and a weak euro also served to slow economic growth.

In general, the overall investment environment that prevailed in the second half of the 1990s had provided returns well above their long-term averages, establishing unrealistic expectations for some investors. We believe that as the risks of the stock market have become more apparent, the relative stability and income potential of municipal bonds can make them an attractive investment as part of a well-balanced portfolio.

For more information about the economy and financial markets, we encourage you to visit the Market Commentary section of our website at www.dreyfus.com. Or, to speak with a Dreyfus customer service representative, call us at 1-800-782-6620

Thank you for investing in Dreyfus Connecticut Intermediate Municipal Bond Fund

Sincerely,


Stephen E. Canter

President and Chief Investment Officer

The Dreyfus Corporation

October 16, 2000




DISCUSSION OF FUND PERFORMANCE

Samuel Weinstock, Portfolio Manager

How did Dreyfus Connecticut Intermediate Municipal Bond Fund perform during the period?

The portfolio produced a 3.24% total return over the six-month period ended September 30, 2000.(1) This compares with a total return of 3.08% for the Lipper Other States Intermediate Municipal Debt Funds category average over the same period.(2)

We attribute our positive performance to a relatively strong investment environment for municipal bonds, which was driven primarily by positive supply-and-demand factors affecting municipal bonds. Our performance relative to our peer group is primarily a result of differences in average maturity. The average maturity of our peer group is approximately 10 years. We take a slightly more conservative approach and it tends to help our relative performance during declining markets, but may cause the fund to lag in rising markets.

What is the fund's investment approach?

The fund's objective is to seek as high a level of federal and Connecticut state tax-exempt income as is consistent with the preservation of capital. To pursue this goal, we have attempted to manage the portfolio with an eye toward maintaining or improving current income levels.

In pursuing this objective, we employ four primary strategies. First, we strive to identify the maturity range that we believe will provide the most favorable yields over the next year or two. Second, we evaluate issuers' credit quality to find bonds that we believe provide high yields at attractive prices. Third, we look for bonds with attractively high interest payments, even if they sell at a premium to face value. Fourth, we assess individual bonds' early redemption features, focusing on those that cannot be redeemed quickly by their issuers. Typically, the bonds we select for the portfolio will have several of these qualities.

                                                             The Fund


DISCUSSION OF FUND PERFORMANCE (CONTINUED)

We also evaluate the bonds' likely performance under various market scenarios. We generally select securities that we believe are most likely to provide the best yields over an anticipated range of interest-rate levels. In other cases, we hold certain securities because of our belief that they will participate strongly in market rallies and provide protection against market declines.

What other factors influenced the fund's performance?

The fund was positively influenced over the past six months by favorable economic and market conditions. When the reporting period began on April 1, 2000, the U.S. economy continued to grow strongly, raising concerns that long-dormant inflationary pressures might reemerge. In response, the Federal Reserve Board (the "Fed" ) raised short-term interest rates once during the reporting period. However, signs soon emerged that the Fed's previous rate hikes were having the desired effect of slowing the economy. Fewer housing starts, moderating growth and little change in the core inflation rate may suggest that the Fed's restrictive monetary policies could be near an end.

The  continuing  strength  of the U.S. economy helped keep municipal bond yields relatively low compared to taxable bonds. Connecticut enjoyed higher tax revenues, curtailing the state' s need to borrow and resulting in a reduced supply of securities compared to the same period in 1999. At the same time, demand for municipal bonds has been strong from Connecticut residents seeking to protect their wealth. When demand rises and supply falls, prices of existing
bonds    tend    to    move    higher.

In this environment, we sold some of our shorter term holdings that were less liquid -- that is, more difficult to trade -- than we would have liked. By selling these bonds into a secondary market characterized by very strong demand from individual investors, we have generally been able to maximize the prices we receive.


We redeployed the proceeds of those sales primarily into longer term bonds with no provisions for early redemption by their issuers, which have typically been
colleges    and    housing    authorities.

What is the fund's current strategy?

In our view, the current investment environment provides attractive incremental returns for investors willing to hold lower rated investment-grade bonds. Accordingly, we have begun to carefully examine some lower rated bonds from Connecticut issuers that we believe to have sound credit characteristics. We also intend to focus on risk management through broad diversification and by maintaining a relatively short average maturity among our lower rated holdings.

October 16, 2000

(1) TOTAL RETURN INCLUDES REINVESTMENT OF DIVIDENDS AND ANY CAPITAL GAINS PAID. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. SHARE PRICE, YIELD AND INVESTMENT RETURN FLUCTUATE SUCH THAT UPON REDEMPTION, FUND SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. INCOME MAY BE SUBJECT TO STATE AND LOCAL TAXES FOR NON-CONNECTICUT RESIDENTS, AND SOME INCOME MAY BE SUBJECT TO THE FEDERAL ALTERNATIVE MINIMUM TAX (AMT) FOR CERTAIN INVESTORS. CAPITAL GAINS, IF ANY, ARE FULLY TAXABLE. RETURN FIGURES PROVIDED REFLECT THE ABSORPTION OF FUND EXPENSES BY THE DREYFUS CORPORATION PURSUANT TO AN UNDERTAKING IN EFFECT THAT MAY BE EXTENDED, TERMINATED OR MODIFIED AT ANY TIME. HAD THESE EXPENSES NOT BEEN ABSORBED, THE FUND'S RETURN WOULD HAVE BEEN LOWER.

(2)  SOURCE: LIPPER INC.

                                                             The Fund

STATEMENT OF INVESTMENTS

September 30, 2000 (Unaudited)

STATEMENT OF INVESTMENTS

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS--99.5%                                                        Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT--82.7%

Bridgeport 6%, 9/1/2006 (Insured; AMBAC)                                                      1,750,000                1,860,302

Chesire 5.10%, 8/15/2006                                                                        530,000                  542,799

Columbia:

   5.20%, 6/15/2002                                                                             265,000                  268,548

   5.30%, 6/15/2003                                                                             265,000                  270,843

   5.40%, 6/15/2004                                                                             265,000                  273,279

State of Connecticut:

   5.80%, 11/15/2002                                                                          1,500,000                1,543,500

   5.25%, 3/15/2010                                                                           5,100,000                5,270,799

   Clean Water Fund Revenue:

      5.40%, 4/1/2003                                                                         1,000,000                1,023,830

      5.40%, 6/1/2007                                                                         1,805,000                1,873,969

      5.125%, 7/1/2007 (Insured; MBIA)                                                        2,000,000                2,050,360

      5.75%, 12/1/2013                                                                           75,000                   77,425

      5.75%, 12/1/2013 (Prerefunded 6/1/2004)                                                   925,000  (a)             979,224

   Special Tax Obligation Revenue

      (Transportation Infrastructure):

         5.60%, 9/1/2002                                                                      3,000,000                3,061,950

         5.25%, 9/1/2007                                                                      1,115,000                1,147,848

         5.25%, 9/1/2007 (Insured; MBIA)                                                      1,360,000                1,409,001

         5.375%, 9/1/2008                                                                     2,500,000                2,594,550

Connecticut Development Authority, Revenue:

   (Duncaster Project) 5.50%, 8/1/2011 (Insured; AGIC)                                        2,405,000                2,475,082

   First Mortgage Gross (Church Homes Inc.)

      5.70%, 4/1/2012                                                                         1,240,000                1,109,540

Connecticut Health and Educational Facilities Authority, Revenue:

   (Greenwich Hospital) 5.75%, 7/1/2006 (Insured; MBIA)                                       1,000,000                1,052,590

   (Stamford Hospital) 5.20%, 7/1/2007 (Insured; MBIA)                                        2,210,000                2,271,239

   (Quinnipiac College) 6%, 7/1/2013                                                          2,445,000                2,456,247

   (University of Hartford):

      6.20%, 7/1/2001                                                                           750,000                  755,332

      6.25%, 7/1/2002                                                                           700,000                  710,878

      6.75%, 7/1/2012                                                                         3,500,000                3,597,895

   (University of New Haven) 6%, 7/1/2006                                                       800,000                  808,896

   (Windham Community Memorial Hospital)

      5.75%, 7/1/2011(Insured; ACA)                                                             900,000                  910,809

Connecticut Higher Education
   Supplemental Loan Authority, Revenue

   Loan Authority Revenue, (Family Education Loan Program):

      5.70%, 11/15/2004                                                                       1,155,000                1,186,254

      5.80%, 11/15/2005                                                                       1,565,000                1,619,118

      5.90%, 11/15/2006                                                                       1,650,000                1,718,343

      5.50%, 11/15/2008                                                                       1,515,000                1,539,195

      5.60%, 11/15/2009                                                                       1,605,000                1,640,069


                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)               Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

Connecticut Housing Finance Authority

  (Housing Mortgage Finance Program):

      5.90%, 5/15/2006                                                                          775,000                  795,879

      5.65%, 11/15/2007                                                                       1,000,000                1,014,790

      6.20%, 5/15/2012 (Insured; MBIA)                                                        1,000,000                1,040,170

      5.90%, 11/15/2015                                                                       3,500,000                3,590,370

Connecticut Regional School District Number 5:

   5.25%, 1/15/2004 (Insured; MBIA)                                                             400,000                  410,972

   5.40%, 1/15/2005 (Insured; MBIA)                                                             400,000                  415,548

   5.50%, 1/15/2006 (Insured; MBIA)                                                             200,000                  208,200

Connecticut Resource Recovery Authority, Revenue:

  (American Fuel Corp.) 5.90%, 11/15/2015

      (Guaranteed; Browning Ferris Industries Inc.)                                           6,750,000                6,758,437

   (Bridgeport Resco Co. LP Project) 5.375%, 1/1/2006                                         2,500,000                2,582,875

Danbury:

   5.10%, 8/15/2003                                                                             815,000                  831,218

   5.25%, 8/15/2004                                                                             815,000                  839,263

Derby:

   5.40%, 5/15/2004 (Insured; AMBAC)                                                            420,000                  434,700

   5.50%, 5/15/2005 (Insured; AMBAC)                                                            620,000                  648,371

Eastern Connecticut Resources Recovery Authority,
   Solid Waste Revenue

   (Wheelabrator Lisbon Project):

      5.25%, 1/1/2006                                                                           820,000                  775,941

      5.50%, 1/1/2014                                                                         2,000,000                1,755,920

East Hampton:

   5.25%, 7/15/2004 (Insured; FGIC)                                                             300,000                  309,384

   5.40%, 7/15/2005 (Insured; FGIC)                                                             305,000                  318,100

   5.50%, 7/15/2006 (Insured; FGIC)                                                             305,000                  321,372

East Lime 5.20%, 8/1/2003                                                                       425,000                  432,990

Greenwich Housing Authority, Housing Revenue

   (Greenwich Close) 6.25%, 9/1/2017                                                          2,000,000                1,894,120

Guilford:

   5.50%, 10/15/2002                                                                          1,000,000                1,020,970

   5.25%, 1/15/2004                                                                             300,000                  307,581

   5.40%, 1/15/2005                                                                             325,000                  336,733

   5.50%, 1/15/2006                                                                             325,000                  337,477

Hamden:

   5.25%, 10/1/2001                                                                             445,000                  448,898

   5.40%, 10/1/2003                                                                             425,000                  435,820

Hartford 5.30%, 10/1/2008 (Insured; FGIC)                                                     1,000,000                1,040,000

Middletown 5%, 4/15/2008                                                                      1,760,000                1,801,589

                                                                                                     The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

                                                                                               Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                   Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

CONNECTICUT (CONTINUED)

New Britain:

   5.375%, 3/1/2003 (Insured; MBIA)                                                             750,000                  764,963

   5.50%, 3/1/2004 (Insured; MBIA)                                                            1,000,000                1,029,590

New Canaan:

   5.25%, 2/1/2009                                                                              550,000                  567,903

   5.30%, 2/1/2010                                                                              650,000                  672,679

New Haven:

   6.50%, 12/1/2002                                                                           1,060,000                1,095,669

   6.50%, 12/1/2002 (Escrowed to Maturity)                                                      350,000                  365,078

   6.75%, 12/1/2005                                                                             845,000                  901,108

   5.25%, 8/1/2006 (Insured; FGIC)                                                            1,200,000                1,236,060

New London 5.20%, 10/1/2003 (Insured; MBIA)                                                     575,000                  588,547

New Milford:

   5.20%, 8/1/2003                                                                              550,000                  560,488

   5.40%, 8/1/2006                                                                              380,000                  395,485

   5.50%, 8/1/2007                                                                              425,000                  445,799

Norwalk Maritime Center Authority, Revenue
   (Maritime Center Project) 5.50%, 2/1/2003                                                    670,000                  684,894

Norwich 5.75%, 9/15/2005                                                                        875,000                  919,756

South Central Connecticut Regional Water Authority,
   Water Systems Revenue

   5.50%, 8/1/2003 (Insured; FGIC)                                                            2,000,000                2,055,020

Southington:

   5.40%, 9/15/2005 (Insured; MBIA)                                                             455,000                  475,175

   5.50%, 9/15/2006 (Insured; MBIA)                                                             455,000                  480,066

Stamford:

   6.625%, 3/15/2004                                                                          1,620,000                1,733,708

   6.625%, 3/15/2004 (Escrowed to Maturity)                                                   1,130,000                1,205,959

Stratford 5.625%, 11/1/2007 (Insured; FGIC)                                                   2,490,000                2,586,388

University of Connecticut 5.75%, 3/1/2013                                                     1,850,000                1,956,171

Wallingford:

   5.40%, 6/15/2003                                                                             400,000                  410,552

   5.30%, 6/1/2004                                                                              500,000                  514,990

Waterbury 5%, 4/15/2003 (Insured; FGIC)                                                       2,060,000                2,081,754

Westport:

   5.10%, 6/15/2003                                                                             500,000                  507,990

   5.20%, 6/15/2004                                                                             500,000                  518,125



                                                                                              Principal

LONG-TERM MUNICIPAL INVESTMENTS (CONTINUED)                                                  Amount ($)                Value ($)
------------------------------------------------------------------------------------------------------------------------------------

U.S. RELATED--16.8%

Commonwealth of Puerto Rico:

   5.30%, 7/1/2004 (Insured; MBIA)                                                            1,000,000                1,037,260

   5.25%, 7/1/2014 (Insured; MBIA)                                                            1,000,000                1,025,070

   Public Improvement 5.25%, 7/1/2012 (Insured; FSA)                                          2,600,000                2,693,340

Puerto Rico Electric and Power Authority, Power Revenue

   6.125%, 7/1/2009 (Insured; MBIA)                                                           4,000,000                4,468,840

Puerto Rico Municipal Finance Agency 5.60%, 7/1/2002                                          3,900,000                3,985,566

Virgin Islands:

   7.75%, 10/1/2006                                                                           1,160,000                1,210,947

   Subordinate Tax (Insurance Claims Fund Program

      General Obligation Matching Fund) 5.65%, 10/1/2003                                      2,040,000                2,065,724

Virgin Islands Public Finance Authority,

  Revenue, Matching Fund Loan Notes:

      6.90%, 10/1/2001                                                                        2,000,000                2,057,100

      5.50%, 10/1/2008                                                                        1,500,000                1,510,125

Virgin Islands Public Finance Authority, Revenue, Gross Receipts

   Taxes Loan Notes 5.625%, 10/1/2010                                                         1,000,000                1,018,370

Virgin Islands Water and Power Authority,

   Water Systems Revenue 7.20%, 1/1/2002                                                        100,000                  101,997
------------------------------------------------------------------------------------------------------------------------------------

TOTAL INVESTMENTS

   (cost $122,375,903)                                                                            99.5%              125,135,658

CASH AND RECEIVABLES (NET)                                                                          .5%                  570,413

NET ASSETS                                                                                       100.0%              125,706,071

                                                                    The Fund

STATEMENT OF INVESTMENTS (Unaudited) (CONTINUED)

Summary of Abbreviations

ACA                       American Capital Access

AGIC                      Asset Guaranty
                             Insurance Company

AMBAC                     American Municipal Bond
                             Assurance Corporation

FGIC                      Financial Guaranty
                             Insurance Company

FSA                       Financial Security Assurance

MBIA                      Municipal Bond
                             Investors Assurance

                             Insurance Corporation

Summary of Combined Ratings (Unaudited)

Fitch                or          Moody's               or        Standard & Poor's                           Value (%)
------------------------------------------------------------------------------------------------------------------------------------

AAA                              Aaa                             AAA                                              41.6

AA                               Aa                              AA                                               24.9

A                                A                               A                                                12.3

BBB                              Baa                             BBB                                              11.6

F1                               Mig1                            SP1                                               5.4

Not Rated (b)                    Not Rated (b)                   Not Rated (b)                                     4.2

                                                                                                                 100.0

(A)  BONDS WHICH ARE PREREFUNDED ARE COLLATERALIZED BY U.S. GOVERNMENT
SECURITIES WHICH ARE HELD IN ESCROW AND ARE USED TO PAY PRINCIPAL AND INTEREST
ON THE MUNICIPAL ISSUE AND TO RETIRE THE BONDS IN FULL AT THE EARLIEST REFUNDING
DATE.

(B)  SECURITIES WHICH, WHILE NOT RATED BY FITCH, MOODY'S AND STANDARD & POOR'S
HAVE BEEN DETERMINED BY THE MANAGER TO BE OF COMPARABLE QUALITY TO THOSE RATED
SECURITIES IN WHICH THE FUND MAY INVEST.

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF ASSETS AND LIABILITIES

September 30, 2000 (Unaudited)

                                                             Cost        Value
--------------------------------------------------------------------------------

ASSETS ($):

Investments in securities--See Statement of
Investments                                           122,375,903   125,135,658

Cash                                                                  2,356,439

Receivable for investment securities sold                               304,785

Interest receivable                                                   1,885,405

Prepaid expenses                                                          3,114

                                                                    129,685,401
--------------------------------------------------------------------------------

LIABILITIES ($):

Due to The Dreyfus Corporation and affiliates                            73,569

Payable for investment securities purchased                           3,847,844

Payable for shares of Beneficial Interest redeemed                       10,707

Accrued expenses                                                         47,210

                                                                      3,979,330
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      125,706,071
--------------------------------------------------------------------------------

COMPOSITION OF NET ASSETS ($):

Paid-in capital                                                     124,949,710

Accumulated undistributed investment income--net                         15,129

Accumulated net realized gain (loss) on investments                  (2,018,523)

Accumulated net unrealized appreciation (depreciation)
  on investments--Note 4                                              2,759,755
--------------------------------------------------------------------------------

NET ASSETS ($)                                                      125,706,071
--------------------------------------------------------------------------------

SHARES OUTSTANDING

(unlimited number of $.001 par value shares of Beneficial Interest authorized) 9,310,619

NET ASSET VALUE, offering and redemption price per share--Note 3(d) ($)   13.50

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

STATEMENT OF OPERATIONS

Six Months Ended September 30, 2000 (Unaudited)

--------------------------------------------------------------------------------

INVESTMENT INCOME ($):

INTEREST INCOME                                                      3,251,959

EXPENSES:

Management fee--Note 3(a)                                              372,701

Shareholder servicing costs--Note 3(b)                                  84,523

Professional fees                                                       18,586

Trustees' fees and expenses--Note 3(c)                                  15,339

Prospectus and shareholders' reports                                     7,028

Custodian fees                                                           6,225

Registration fees                                                        5,516

Loan commitment fees--Note 2                                               220

Miscellaneous                                                           10,189

TOTAL EXPENSES                                                         520,327

Less--reduction in management fee due to
  undertaking--Note 3(a)                                              (23,172)

NET EXPENSES                                                           497,155

INVESTMENT INCOME--NET                                               2,754,804
--------------------------------------------------------------------------------

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS--NOTE 4 ($):

Net realized gain (loss) on investments                                232,150

Net unrealized appreciation (depreciation) on investments              973,387

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS               1,205,537

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 3,960,341

SEE NOTES TO FINANCIAL STATEMENTS.


STATEMENT OF CHANGES IN NET ASSETS

                                         Six Months Ended

                                       September 30, 2000           Year Ended

                                              (Unaudited)       March 31, 2000
--------------------------------------------------------------------------------

OPERATIONS ($):

Investment income--net                          2,754,804           5,816,665

Net realized gain (loss) on investments           232,150            (834,765)

Net unrealized appreciation (depreciation)
   on investments                                 973,387          (5,356,159)

NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS                    3,960,341            (374,259)
--------------------------------------------------------------------------------

DIVIDENDS TO SHAREHOLDERS FROM ($):

Investment income--net                        (2,739,675)          (5,816,665)

Net realized gain on investments                 (20,344)                 --

TOTAL DIVIDENDS                               (2,760,019)          (5,816,665)
--------------------------------------------------------------------------------

BENEFICIAL INTEREST TRANSACTIONS ($):

Net proceeds from shares sold                   8,252,441          25,831,459

Dividends reinvested                            2,127,328           4,556,685

Cost of shares redeemed                       (11,575,846)        (40,456,606)

INCREASE (DECREASE) IN NET ASSETS FROM
   BENEFICIAL INTEREST TRANSACTIONS            (1,196,077)        (10,068,462)

TOTAL INCREASE (DECREASE) IN NET ASSETS             4,245         (16,259,386)
--------------------------------------------------------------------------------

NET ASSETS ($):

Beginning of Period                           125,701,826          141,961,212

END OF PERIOD                                 125,706,071          125,701,826

Undistributed investment income-net                15,129                 --
--------------------------------------------------------------------------------

CAPITAL SHARE TRANSACTIONS (SHARES):

Shares sold                                       614,276           1,903,739

Shares issued for dividends reinvested            158,723             337,472

Shares redeemed                                 (866,088)          (2,999,430)

NET INCREASE (DECREASE) IN SHARES OUTSTANDING    (93,089)            (758,219)

SEE NOTES TO FINANCIAL STATEMENTS.

                                                             The Fund

FINANCIAL HIGHLIGHTS

The following table describes the performance for the fiscal periods indicated. Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions. These figures have been derived from the fund's financial statements.

                                          Six Months Ended

                                        September 30, 2000                                   Year Ended March 31,
                                                                    ----------------------------------------------------------------

                                                (Unaudited)         2000          1999          1998           1997          1996
------------------------------------------------------------------------------------------------------------------------------------

PER SHARE DATA ($):

Net asset value,
   beginning of period                               13.37         13.97         13.87         13.33          13.35         13.03

Investment Operations:

Investment income--net                                 .30           .58           .58           .60            .59           .60

Net realized and unrealized
   gain (loss) on investments                          .13          (.60)          .10           .54           (.01)          .31

Total from Investment Operations                       .43          (.02)          .68          1.14            .58           .91

Distributions:

Dividends from
   investment income--net                             (.30)         (.58)         (.58)          (.60)         (.60)         (.59)

Dividends from net realized
   gain on investments                                 .00(a)         --            --             --            --            --

Total Distributions                                   (.30)         (.58)         (.58)          (.60)         (.60)         (.59)

Net asset value, end of period                       13.50         13.37         13.97          13.87         13.33         13.35
------------------------------------------------------------------------------------------------------------------------------------

TOTAL RETURN (%)                                      6.46(b)      (.10)          4.96           8.65          4.38          7.09
------------------------------------------------------------------------------------------------------------------------------------

RATIOS/SUPPLEMENTAL DATA (%):

Ratio of expenses to
   average net assets                                  .80(b)       .79            .80           .78            .78           .72

Ratio of net investment income
   to average net assets                              4.43(b)      4.29           4.13          4.34           4.42          4.46

Decrease reflected in above
   expense ratios due to
   undertakings by
   The Dreyfus Corporation                             .04(b)       .03            .06           .06            .06           .13

Portfolio Turnover Rate                              18.88(c)     13.33          12.71          6.90          29.56         19.91
------------------------------------------------------------------------------------------------------------------------------------

Net Assets, end of period
   ($ x 1,000)                                     125,706      125,702        141,961       132,282        129,464       134,110

(A) AMOUNT REPRESENTS LESS THAN $.01 PER SHARE.

(B) ANNUALIZED.

(C) NOT ANNUALIZED.

SEE NOTES TO FINANCIAL STATEMENTS.


NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1--Significant Accounting Policies:

Dreyfus Connecticut Intermediate Municipal Bond Fund (the "fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified open-end management investment company. The fund's investment objective is to provide investors with as high a level of current income exempt from Federal and Connecticut income taxes as is consistent with the preservation of capital. The Dreyfus Corporation (the "Manager" ) serves as the fund's investment adviser. The Manager is a direct subsidiary of Mellon Bank, N.A., which is a wholly-owned subsidiary of Mellon Financial Corporation. Dreyfus Service Corporation (the "Distributor" ), a wholly-owned subsidiary of the Manager, is the distributor of the fund's shares, which are sold to the public
without    a    sales    charge.

The fund' s financial statements are prepared in accordance with generally accepted accounting principles which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

(a) Portfolio valuation: Investments in securities (excluding options and financial futures on municipal and U.S. treasury securities) are valued each business day by an independent pricing service ("Service") approved by the Board of Trustees. Investments for which quoted bid prices are readily available and are representative of the bid side of the market in the judgment of the Service are valued at the mean between the quoted bid prices (as obtained by the Service from dealers in such securities) and asked prices (as calculated by the Service based upon its evaluation of the market for such securities). Other investments (which constitute a majority of the portfolio securities) are carried at fair value as determined by the Service, based on methods which include consideration of: yields or prices of municipal securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Options and financial futures on municipal and U.S. treasury securities are valued at the last sales price on the securities exchange on
which    such    securities    are    pri    The    Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

marily traded or at the last sales price on the national securities market on each business day. Investments not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices. Bid price is used when no asked price is available.

(b) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gain and loss from securities transactions are recorded on the identified cost basis. Interest income, adjusted for amortization of premiums and original issue discounts on investments, is earned from settlement date and recognized on the accrual basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled  a  month  or  more after the trade date. Under the terms of the custody agreement,  the  fund  receives  net  earnings  credits  based on available cash
balances    left    on    deposit.

The fund follows an investment policy of investing primarily in municipal obligations of one state. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on, or repay principal of, municipal obligations held by the fund.

(c) Dividends to shareholders: It is the policy of the fund to declare dividends daily from investment income-net. Such dividends are paid monthly. Dividends from net realized capital gain are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the " Code" ). To the extent that net realized capital gain can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gain.

(d) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, which can distribute tax exempt dividends, by complying with the applicable provisions of the Code, and to make distributions of income and net realized capital gain sufficient to relieve it from substantially all Federal income and excise taxes.


The fund has an unused capital loss carryover of approximately $1,428,000 available for Federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to March 31, 2000. This amount is calculated based on Federal income tax regulations which may differ from financial reporting in accordance with generally accepted accounting principles. If not applied, $1,385,000 of the carryover expires in fiscal 2004 and $43,000 expires in fiscal 2008.

NOTE 2--Bank Line of Credit:

The fund participates with other Dreyfus-managed funds in a $500 million redemption credit facility (the "Facility" ) to be utilized for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay commitment fees on its pro rata portion of the Facility. Interest is charged to the fund at rates based on prevailing market rates in effect at the time of borrowings. During the period ended September 30, 2000, the fund did not borrow under the Facility.

NOTE 3--Management Fee and Other Transactions With Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .60 of 1% of the value of the fund's average daily net assets and is payable monthly. The Manager had undertaken from April 1, 2000 through September 30, 2000 to reduce the management fee paid by the fund, to the extent that the fund's aggregate annual expenses, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceeded an annual rate of .80 of 1% of the value of the fund's average daily net assets. The reduction in management fee, pursuant to the undertaking, amounted to $23,172 during the period ended September 30, 2000.

(b) Under the fund' s Shareholder Services Plan, the fund reimburses the Distributor an amount not to exceed an annual rate of .25 of 1% of the value of the fund' s average daily net assets for certain allocated The Fund

NOTES TO FINANCIAL STATEMENTS (Unaudited) (CONTINUED)

expenses of providing personal services and/or maintaining shareholder accounts. The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. During the period ended September 30, 2000, the fund was charged $48,000 pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended September 30, 2000, the fund was charged $23,850 pursuant to the transfer agency agreement.

(c) Each Board member also serves as a Board member of other funds within the Dreyfus complex (collectively, the "Fund Group"). Effective August 2, 2000, each Board member who is not an "affiliated person" as defined in the Act receives an annual fee of $25,000 and an attendance fee of $4,000 for each in person meeting and $500 for telephone meetings. These fees are allocated among the funds in the Fund Group. The chairman of the Board receives an additional 25% of such compensation. Prior to August 2, 2000, each Board member who was not an " affiliated person" as defined in the Act received from the fund an annual fee of $1,500 and an attendance fee of $500 per meeting. The Chairman of the Board received an additional 25% of such compensation. Subject to the fund's Emeritus Program Guidelines, Emeritus Board Members, if any, receive 50% of the fund's annual retainer fee and per meeting fee paid at the time the Board member achieves emeritus status.

(d) A 1% redemption fee is charged and retained by the fund on shares redeemed within thirty days following the date of issuance, including redemptions made through use of the fund exchange privilege. Prior to June 1, 2000, this fee was chargeable within fifteen days following the date of issuance. During the period ended September 30, 2000, redemption fees amounted to $10.


NOTE 4--Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended September 30, 2000 amounted to $24,969,635 and $22,818,306, respectively.

At September 30, 2000, accumulated net unrealized appreciation on investments was $2,759,755, consisting of $2,890,076 gross unrealized appreciation and $130,321 gross unrealized depreciation.

At September 30, 2000, the cost of investments for Federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

                                                             The Fund

NOTES

For More Information

  Dreyfus Connecticut
  Intermediate Municipal
  Bond Fund

  200 Park Avenue
  New York, NY 10166

Manager

  The Dreyfus Corporation
  200 Park Avenue
  New York, NY 10166

Custodian

  The Bank of New York
  100 Church Street
  New York, NY 10286

Transfer Agent &
Dividend Disbursing Agent

  Dreyfus Transfer, Inc.
  P.O. Box 9671
  Providence, RI 02940

Distributor

  Dreyfus Service Corporation
  200 Park Avenue
  New York, NY 10166

To obtain information:

BY TELEPHONE Call 1-800-645-6561

BY MAIL Write to: The Dreyfus Family of Funds 144 Glenn Curtiss Boulevard Uniondale, NY 11556-0144

BY E-MAIL  Send your request to info@dreyfus.com

ON THE INTERNET  Information can be viewed online or downloaded from:

http://www.dreyfus.com

(c) 2000 Dreyfus Service Corporation                                   914SA009